EXHIBIT 32.2


                        Certification of CFO Pursuant to
                            18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Hartmarx Corporation (the "Company") for the quarterly period ended May 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glenn
R. Morgan, Executive Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                              /s/ GLENN R. MORGAN
                                              -------------------------
                                              Name:  Glenn R. Morgan
                                              Title: Executive Vice President
                                                     and Chief Financial Officer
                                              Date:  July 7, 2006